Exhibit 99.1

Triumph Bancorp Reports Fourth Quarter Net Income to Common Stockholders of $18.1 Million

DALLAS – January 22, 2019 (GLOBE NEWSWIRE) – Triumph Bancorp, Inc. (Nasdaq: TBK) (“Triumph”) today announced earnings and operating results for the fourth quarter of 2018.

As part of how we measure our results, we use certain non-GAAP financial measures to ascertain performance.  These non-GAAP financial measures are reconciled in the section labeled “Metrics and non-GAAP financial reconciliation” at the end of this press release.

2018 Fourth Quarter Highlights and Recent Developments

•	For the fourth quarter of 2018, net income available to common stockholders was $18.1 million. Diluted earnings per share were $0.67.
•	Net interest margin (“NIM”) was 6.34% for the quarter ended December 31, 2018.
•	Total loans held for investment increased $96.5 million, or 2.7%, to $3.609 billion at December 31, 2018. Average loans for the quarter increased $238.8 million, or 7.2%, to $3.532 billion.
•

Triumph Business Capital grew period-end clients to 6,191 clients which is an increase of 259 clients, or 4.4%. The total dollar value of invoices purchased for the quarter ended December 31, 2018 was $1.541 billion with an average invoice price of $1,747.

•

At December 31, 2018, there were 113 clients utilizing the TriumphPay platform. For the quarter ended December 31, 2018, TriumphPay processed 83,326 invoices paying 19,274 distinct carriers a total of $123.1 million.

Balance Sheet

Total loans held for investment were $3.609 billion at December 31, 2018. Our commercial finance loans, which comprise 35% of the loan portfolio, were $1.256 billion at December 31, 2018, compared to $1.284 billion at September 30, 2018, a decrease of $27.3 million, or 2.1% in the fourth quarter of 2018. The decrease in commercial finance was primarily a result of our efforts to decrease the overall risk profile of our asset based lending portfolio.

Total deposits were $3.450 billion at December 31, 2018, an increase of $11.3 million or 0.3% in the fourth quarter of 2018.  Non-interest-bearing deposits accounted for 21% of total deposits and non-time deposits accounted for 62% of total deposits at December 31, 2018.

On October 26, 2018, our preferred shareholders converted all remaining preferred stock to 670,236 shares of common stock.

Net Interest Income

We earned net interest income for the quarter ended December 31, 2018 of $64.9 million compared to $61.8 million for the quarter ended September 30, 2018.

Yields on loans for the quarter ended December 31, 2018 were down 19 bps from the prior quarter to 8.14%. The average cost of our total deposits was 0.91% for the quarter ended December 31, 2018 compared to 0.85% for the quarter ended September 30, 2018, on an annualized basis.

Asset Quality

Non-performing assets decreased 9 bps from September 30, 2018 to 0.84% of total assets at December 31, 2018.  The ratio of past due to total loans increased to 2.41% at December 31, 2018 from 2.23% at September 30, 2018. We recorded total net charge-offs of $1.6 million, or 0.05% of average loans, for the quarter ended December 31, 2018 compared to net charge-offs of $4.1 million, or 0.12% of average loans, for the quarter ended September 30, 2018.

We recorded a provision for loan losses of $1.9 million for the quarter ended December 31, 2018 compared to a provision of $6.8 million for the quarter ended September 30, 2018. From September 30, 2018 to December 31, 2018, our ALLL increased from $27.3 million or 0.78% of total loans to $27.6 million or 0.76% of total loans.

Non-Interest Income and Expense

We earned non-interest income for the quarter ended December 31, 2018 of $6.8 million compared to $6.1 million for the quarter ended September 30, 2018.

For the quarter ended December 31, 2018, non-interest expense totaled $47.0 million, compared to $48.9 million for the quarter ended September 30, 2018. Non-interest expense for the quarter ended September 30, 2018 included transaction costs related to the First Bancorp of Durango, Inc. and Southern Colorado Corp. acquisitions of $5.9 million.

Conference Call Information

Aaron P. Graft, Vice Chairman and CEO and Bryce Fowler, CFO will review the quarterly results in a conference call for investors and analysts beginning at 7:00 a.m. Central Time on Wednesday, January 23, 2019. Dan Karas, Chief Lending Officer, will also be available for questions.

To participate in the live conference call, please dial 1-855-940-9472 (Canada: 1-855-669-9657) and request to be joined into the Triumph Bancorp, Inc. call.  A simultaneous audio-only webcast may be accessed via the Company's website at www.triumphbancorp.com through the Investor Relations, News & Events, Webcasts and Presentations links, or through a direct link here at: https://services.choruscall.com/links/tbk190123.html. An archive of this conference call will subsequently be available at this same location on the Company’s website.

About Triumph

Triumph Bancorp, Inc. (Nasdaq: TBK) is a financial holding company headquartered in Dallas, Texas.  Triumph offers a diversified line of community banking and commercial finance products through its bank subsidiary, TBK Bank, SSB. www.triumphbancorp.com

Forward-Looking Statements

This press release contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our acquisitions of First Bancorp of Durango, Inc., Southern Colorado Corp., the operating assets of Interstate Capital Corporation and certain of its affiliates, Valley Bancorp, Inc., and nine branches from Independent Bank in Colorado) and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets, or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally, or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities, and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements.

While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 13, 2018.

Non-GAAP Financial Measures

This press release includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of this press release.

The following table sets forth key metrics used by Triumph to monitor its operations. Footnotes in this table can be found in our definitions of non-GAAP financial measures at the end of this document.

	As of and for the Three Months Ended					As of and for the Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2018	2018	2018	2018	2017	2018	2017
Financial Highlights:
Total assets	$4,559,779	$4,537,102	$3,794,631	$3,405,010	$3,499,033	$4,559,779	$3,499,033
Loans held for investment	$3,608,644	$3,512,143	$3,196,462	$2,873,985	$2,810,856	$3,608,644	$2,810,856
Deposits	$3,450,349	$3,439,049	$2,624,942	$2,533,498	$2,621,348	$3,450,349	$2,621,348
Net income available to common stockholders	$18,085	$8,975	$12,192	$11,878	$6,111	$51,130	$35,446

Performance Ratios - Annualized:
Return on average assets	1.60%	0.90%	1.37%	1.43%	0.79%	1.33%	1.27%
Return on average total equity	11.35%	5.88%	8.53%	12.20%	6.35%	9.24%	10.66%
Return on average common equity	11.40%	5.85%	8.54%	12.30%	6.30%	9.27%	10.73%
Return on average tangible common equity (1)	16.73%	7.57%	9.95%	14.75%	7.33%	11.90%	12.50%
Yield on loans(2)	8.14%	8.33%	8.09%	7.65%	7.73%	8.07%	7.55%
Cost of interest bearing deposits	1.15%	1.08%	0.93%	0.86%	0.84%	1.02%	0.78%
Cost of total deposits	0.91%	0.85%	0.73%	0.68%	0.67%	0.80%	0.62%
Cost of total funds	1.14%	1.16%	1.06%	0.95%	0.92%	1.09%	0.86%
Net interest margin(2)	6.34%	6.59%	6.36%	6.06%	6.16%	6.35%	5.92%
Net non-interest expense to average assets	3.55%	4.19%	3.59%	3.43%	3.65%	3.70%	2.92%
Adjusted net non-interest expense to average assets (1)	3.55%	3.62%	3.47%	3.56%	3.43%	3.55%	3.41%
Efficiency ratio	65.52%	72.15%	64.26%	65.09%	66.74%	66.94%	62.96%
Adjusted efficiency ratio (1)	65.52%	63.49%	62.38%	66.45%	63.35%	64.43%	66.55%

Asset Quality:(3)
Past due to total loans	2.41%	2.23%	2.54%	2.41%	2.33%	2.41%	2.33%
Non-performing loans to total loans	1.00%	1.13%	1.43%	1.41%	1.38%	1.00%	1.38%
Non-performing assets to total assets	0.84%	0.93%	1.28%	1.47%	1.39%	0.84%	1.39%
ALLL to non-performing loans	76.47%	68.82%	53.57%	49.52%	48.41%	76.47%	48.41%
ALLL to total loans	0.76%	0.78%	0.77%	0.70%	0.67%	0.76%	0.67%
Net charge-offs to average loans	0.05%	0.12%	0.01%	0.05%	0.06%	0.23%	0.28%

Capital:
Tier 1 capital to average assets(4)	11.08%	11.75%	15.00%	11.23%	11.80%	11.08%	11.80%
Tier 1 capital to risk-weighted assets(4)	11.53%	11.16%	14.68%	11.54%	11.15%	11.53%	11.15%
Common equity tier 1 capital to risk-weighted assets(4)	10.58%	9.96%	13.32%	10.05%	9.70%	10.58%	9.70%
Total capital to risk-weighted assets(4)	13.40%	13.05%	16.73%	13.66%	13.21%	13.40%	13.21%
Total equity to total assets	13.96%	13.59%	16.00%	11.83%	11.19%	13.96%	11.19%
Tangible common stockholders' equity to tangible assets(1)	10.03%	9.35%	13.05%	9.86%	9.26%	10.03%	9.26%

Per Share Amounts:
Book value per share	$23.62	$23.10	$22.76	$18.89	$18.35	$23.62	$18.35
Tangible book value per share (1)	$16.22	$15.42	$18.27	$15.82	$15.29	$16.22	$15.29
Basic earnings per common share	$0.68	$0.34	$0.48	$0.57	$0.29	$2.06	$1.85
Diluted earnings per common share	$0.67	$0.34	$0.47	$0.56	$0.29	$2.03	$1.81
Adjusted diluted earnings per common share(1)	$0.67	$0.51	$0.50	$0.52	$0.34	$2.21	$1.37
Shares outstanding end of period	26,949,936	26,279,761	26,260,785	20,824,509	20,820,445	26,949,936	20,820,445

Unaudited consolidated balance sheet as of:

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2018	2018	2018	2018	2017
ASSETS
Total cash and cash equivalents	$234,939	$282,409	$133,365	$106,046	$134,129
Securities - available for sale	336,423	355,981	183,184	192,916	250,603
Securities - held to maturity	8,487	8,403	8,673	8,614	8,557
Equity securities	5,044	4,981	5,025	4,925	5,006
Loans held for sale	2,106	683	—	—	—
Loans held for investment	3,608,644	3,512,143	3,196,462	2,873,985	2,810,856
Allowance for loan and lease losses	(27,571)	(27,256)	(24,547)	(20,022)	(18,748)
Loans, net	3,581,073	3,484,887	3,171,915	2,853,963	2,792,108
Assets held for sale	—	—	—	—	71,362
FHLB stock	15,943	23,109	19,223	16,508	16,006
Premises and equipment, net	83,392	82,935	68,313	62,826	62,861
Other real estate owned ("OREO"), net	2,060	2,442	2,528	9,186	9,191
Goodwill and intangible assets, net	199,417	201,842	117,777	63,923	63,778
Bank-owned life insurance	40,509	40,339	40,168	44,534	44,364
Deferred tax asset, net	8,438	8,137	8,810	8,849	8,959
Other assets	41,948	40,954	35,650	32,720	32,109
Total assets	$4,559,779	$4,537,102	$3,794,631	$3,405,010	$3,499,033
LIABILITIES
Non-interest bearing deposits	$724,527	$697,903	$561,033	$548,991	$564,225
Interest bearing deposits	2,725,822	2,741,146	2,063,909	1,984,507	2,057,123
Total deposits	3,450,349	3,439,049	2,624,942	2,533,498	2,621,348
Customer repurchase agreements	4,485	13,248	10,509	6,751	11,488
Federal Home Loan Bank advances	330,000	330,000	420,000	355,000	365,000
Subordinated notes	48,929	48,903	48,878	48,853	48,828
Junior subordinated debentures	39,083	38,966	38,849	38,734	38,623
Other liabilities	50,326	50,295	44,228	19,230	22,048
Total liabilities	3,923,172	3,920,461	3,187,406	3,002,066	3,107,335
EQUITY
Preferred stock series A	—	4,550	4,550	4,550	4,550
Preferred stock series B	—	5,108	5,108	5,108	5,108
Common stock	271	264	264	209	209
Additional paid-in-capital	469,341	458,920	457,980	265,406	264,855
Treasury stock, at cost	(2,288)	(2,285)	(2,254)	(1,853)	(1,784)
Retained earnings	170,486	152,401	143,426	131,234	119,356
Accumulated other comprehensive income	(1,203)	(2,317)	(1,849)	(1,710)	(596)
Total equity	636,607	616,641	607,225	402,944	391,698
Total liabilities and equity	$4,559,779	$4,537,102	$3,794,631	$3,405,010	$3,499,033

Unaudited consolidated statement of income:

	For the Three Months Ended					For the Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2018	2018	2018	2018	2017	2018	2017
Interest income:
Loans, including fees	$44,435	$41,257	$38,148	$36,883	$34,856	$160,723	$121,567
Factored receivables, including fees	28,070	27,939	20,791	15,303	15,000	92,103	47,177
Securities	2,314	1,551	1,179	1,310	1,819	6,354	6,823
FHLB stock	154	147	101	105	78	507	207
Cash deposits	877	865	1,030	517	464	3,289	1,450
Total interest income	75,850	71,759	61,249	54,118	52,217	262,976	177,224
Interest expense:
Deposits	7,931	6,219	4,631	4,277	3,884	23,058	13,082
Subordinated notes	839	837	838	837	836	3,351	3,344
Junior subordinated debentures	717	714	713	597	520	2,741	1,955
Other borrowings	1,482	2,207	1,810	1,277	1,181	6,776	3,159
Total interest expense	10,969	9,977	7,992	6,988	6,421	35,926	21,540
Net interest income	64,881	61,782	53,257	47,130	45,796	227,050	155,684
Provision for loan losses	1,910	6,803	4,906	2,548	1,931	16,167	11,628
Net interest income after provision for loan losses	62,971	54,979	48,351	44,582	43,865	210,883	144,056
Non-interest income:
Service charges on deposits	1,702	1,412	1,210	1,145	1,178	5,469	4,181
Card income	1,999	1,877	1,394	1,244	1,122	6,514	3,822
Net OREO gains (losses) and valuation adjustments	37	65	(528)	(88)	(764)	(514)	(850)
Net gains (losses) on sale of securities	—	—	—	(272)	—	(272)	35
Fee income	1,636	1,593	1,121	800	658	5,150	2,503
Insurance commissions	846	1,113	819	714	857	3,492	2,981
Asset management fees	—	—	—	—	—	—	1,717
Gain on sale of subsidiary	—	—	—	1,071	—	1,071	20,860
Other	574	(1)	929	558	947	2,060	5,407
Total non-interest income	6,794	6,059	4,945	5,172	3,998	22,970	40,656
Non-interest expense:
Salaries and employee benefits	25,586	24,695	20,527	19,404	18,009	90,212	72,696
Occupancy, furniture and equipment	4,402	3,553	3,014	3,054	2,728	14,023	9,833
FDIC insurance and other regulatory assessments	184	363	383	199	411	1,129	1,201
Professional fees	1,837	3,384	2,078	1,640	2,521	8,939	7,192
Amortization of intangible assets	2,438	2,064	1,361	1,117	2,309	6,980	5,201
Advertising and promotion	1,036	1,609	1,300	1,029	573	4,974	3,226
Communications and technology	4,388	7,252	3,271	3,359	2,291	18,270	8,843
Other	7,091	6,026	5,469	4,240	4,389	22,826	15,422
Total non-interest expense	46,962	48,946	37,403	34,042	33,231	167,353	123,614
Net income before income tax	22,803	12,092	15,893	15,712	14,632	66,500	61,098
Income tax expense	4,718	2,922	3,508	3,644	8,327	14,792	24,878
Net income	$18,085	$9,170	$12,385	$12,068	$6,305	$51,708	$36,220
Dividends on preferred stock	—	(195)	(193)	(190)	(194)	(578)	(774)
Net income available to common stockholders	$18,085	$8,975	$12,192	$11,878	$6,111	$51,130	$35,446

Earnings per share:

	For the Three Months Ended					For the Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2018	2018	2018	2018	2017	2018	2017
Basic
Net income to common stockholders	$18,085	$8,975	$12,192	$11,878	$6,111	$51,130	$35,446
Weighted average common shares outstanding	26,666,554	26,178,194	25,519,108	20,721,363	20,717,548	24,791,448	19,133,745
Basic earnings per common share	$0.68	$0.34	$0.48	$0.57	$0.29	$2.06	$1.85

Diluted
Net income to common stockholders	$18,085	$8,975	$12,192	$11,878	$6,111	$51,130	$35,446
Dilutive effect of preferred stock	—	195	193	190	194	578	774
Net income to common stockholders - diluted	$18,085	$9,170	$12,385	$12,068	$6,305	$51,708	$36,220
Weighted average common shares outstanding	26,666,554	26,178,194	25,519,108	20,721,363	20,717,548	24,791,448	19,133,745
Dilutive effects of:
Assumed conversion of Preferred A	89,240	315,773	315,773	315,773	315,773	258,674	315,773
Assumed conversion of Preferred B	100,176	354,471	354,471	354,471	354,471	290,375	354,471
Assumed exercises of stock warrants	—	—	—	—	—	—	82,567
Assumed exercises of stock options	76,219	90,320	86,821	83,872	56,359	84,126	45,653
Restricted stock awards	46,457	45,796	37,417	85,045	74,318	52,851	68,079
Restricted stock units	1,303	7,276	2,288	—	—	3,039	—
Performance stock units	—	—	—	—	—	—	—
Weighted average shares outstanding - diluted	26,979,949	26,991,830	26,315,878	21,560,524	21,518,469	25,480,513	20,000,288
Diluted earnings per common share	$0.67	$0.34	$0.47	$0.56	$0.29	$2.03	$1.81

Shares that were not considered in computing diluted earnings per common share because they were antidilutive are as follows:

	For the Three Months Ended					For the Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2018	2018	2018	2018	2017	2018	2017
Assumed conversion of Preferred A	—	—	—	—	—	—	—
Assumed conversion of Preferred B	—	—	—	—	—	—	—
Stock options	51,952	51,952	51,952	—	57,926	51,952	57,926
Restricted stock awards	14,513	14,513	—	—	—	—	—
Restricted stock units	—	—	—	—	—	—	—
Performance stock units	59,658	59,658	59,658	—	—	59,658	—

Loans held for investment summarized as of:

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2018	2018	2018	2018	2017
Commercial real estate	$992,080	$906,494	$766,839	$781,006	$745,893
Construction, land development, land	179,591	190,920	147,852	143,876	134,812
1-4 family residential properties	190,185	194,752	122,653	122,979	125,827
Farmland	170,540	177,313	177,060	184,064	180,141
Commercial	1,114,971	1,123,598	1,006,443	930,283	920,812
Factored receivables	617,791	611,285	603,812	397,145	374,410
Consumer	29,822	31,423	28,775	29,244	31,131
Mortgage warehouse	313,664	276,358	343,028	285,388	297,830
Total loans	$3,608,644	$3,512,143	$3,196,462	$2,873,985	$2,810,856

A portion of our total loans held for investment portfolio consists of traditional community bank loans as well as commercial finance products offered under our commercial finance brands on a nationwide basis. Commercial finance loans are further summarized below:

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2018	2018	2018	2018	2017
Equipment	$352,037	$323,832	$290,314	$260,502	$254,119
Asset based lending (General)	214,110	273,096	261,412	230,314	213,471
Premium finance	72,302	75,293	51,416	48,561	55,520
Factored receivables	617,791	611,285	603,812	397,145	374,410
Commercial finance	$1,256,240	$1,283,506	$1,206,954	$936,522	$897,520

Commercial finance % of total loans	35%	37%	38%	33%	32%

Additional information pertaining to our loan portfolio, summarized as of and for the quarters ended:

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2018	2018	2018	2018	2017
Average community banking	$2,268,262	$2,039,624	$1,897,678	$1,816,921	$1,637,195
Average commercial finance(1)	1,264,209	1,254,095	1,024,369	949,938	921,579
Average total loans	$3,532,471	$3,293,719	$2,922,047	$2,766,859	$2,558,774
Community banking yield	5.78%	5.68%	5.80%	5.81%	5.87%
Commercial finance yield(1)	12.39%	12.66%	12.08%	11.17%	11.03%
Total loan yield	8.14%	8.33%	8.09%	7.65%	7.73%

(1) Includes assets held for sale for the periods ended March 31, 2018 and December 31, 2017

Information pertaining to our factoring segment, which includes only factoring originated by our Triumph Business Capital subsidiary, summarized as of and for the quarters ended:

	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
Factored receivable period end balance	$588,750,000	$579,985,000	$577,548,000	$372,771,000	$346,293,000
Yield on average receivable balance	18.24%	18.96%	18.70%	17.40%	16.91%
Rolling twelve quarter annual charge-off rate	0.37%	0.38%	0.41%	0.50%	0.41%
Factored receivables - transportation concentration	83%	83%	84%	86%	84%

Interest income, including fees	$27,578,000	$27,420,000	$20,314,000	$14,780,000	$14,518,000
Non-interest income	1,032,000	942,000	920,000	590,000	535,000
Factored receivable total revenue	28,610,000	28,362,000	21,234,000	15,370,000	15,053,000
Average net funds employed	547,996,000	525,499,000	398,096,000	316,488,000	309,614,000
Yield on average net funds employed	20.71%	21.41%	21.39%	19.70%	19.29%

Accounts receivable purchased	$1,541,332,000	$1,503,049,000	$1,162,810,000	$912,336,000	$872,373,000
Number of invoices purchased	882,042	836,771	656,429	521,906	511,879
Average invoice size	$1,747	$1,796	$1,771	$1,751	$1,705
Average invoice size - transportation	$1,625	$1,666	$1,695	$1,662	$1,647
Average invoice size - non-transportation	$3,209	$3,267	$2,522	$2,627	$2,251

Net new clients	259	422	2,072	280	233
Period end clients	6,191	5,932	5,510	3,438	3,158

Deposits summarized as of:

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2018	2018	2018	2018	2017
Non-interest bearing demand	$724,527	$697,903	$561,033	$548,991	$564,225
Interest bearing demand	615,704	608,775	358,246	392,947	403,244
Individual retirement accounts	115,583	118,459	101,380	105,558	108,505
Money market	443,663	413,402	268,699	283,354	283,969
Savings	369,389	373,062	239,127	244,103	235,296
Certificates of deposit	835,127	854,048	751,290	783,651	837,384
Brokered deposits	346,356	373,400	345,167	174,894	188,725
Total deposits	$3,450,349	$3,439,049	$2,624,942	$2,533,498	$2,621,348

Net interest margin summarized for the three months ended:

	December 31, 2018			September 30, 2018
	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate
Interest earning assets:
Interest earning cash balances	$152,212	$877	2.29%	$156,876	$865	2.19%
Taxable securities	235,234	1,674	2.82%	183,238	1,207	2.61%
Tax-exempt securities	123,575	640	2.05%	66,208	344	2.06%
FHLB stock	16,426	154	3.72%	20,984	147	2.78%
Loans	3,532,471	72,505	8.14%	3,293,719	69,196	8.33%
Total interest earning assets	$4,059,918	$75,850	7.41%	$3,721,025	$71,759	7.65%
Non-interest earning assets:
Other assets	429,000			339,535
Total assets	$4,488,918			$4,060,560
Interest bearing liabilities:
Deposits:
Interest bearing demand	$613,872	$417	0.27%	$418,226	$200	0.19%
Individual retirement accounts	116,575	385	1.31%	105,774	339	1.27%
Money market	430,864	1,312	1.21%	303,843	594	0.78%
Savings	373,650	159	0.17%	272,230	60	0.09%
Certificates of deposit	862,500	3,749	1.72%	793,685	3,068	1.53%
Brokered deposits	347,498	1,909	2.18%	384,337	1,958	2.02%
Total deposits	2,744,959	7,931	1.15%	2,278,095	6,219	1.08%
Subordinated notes	48,914	839	6.81%	48,890	837	6.79%
Junior subordinated debentures	39,011	717	7.29%	38,905	714	7.28%
Other borrowings	262,391	1,482	2.24%	425,781	2,207	2.06%
Total interest bearing liabilities	$3,095,275	$10,969	1.41%	$2,791,671	$9,977	1.42%
Non-interest bearing liabilities and equity:
Non-interest bearing demand deposits	714,884			608,245
Other liabilities	46,633			41,961
Total equity	632,126			618,683
Total liabilities and equity	$4,488,918			$4,060,560
Net interest income		$64,881			$61,782
Interest spread			6.00%			6.23%
Net interest margin			6.34%			6.59%

Metrics and non-GAAP financial reconciliation:

	As of and for the Three Months Ended					As of and for the Years Ended
(Dollars in thousands,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
except per share amounts)	2018	2018	2018	2018	2017	2018	2017
Net income available to common stockholders	$18,085	$8,975	$12,192	$11,878	$6,111	$51,130	$35,446
Gain on sale of subsidiary	—	—	—	(1,071)	—	(1,071)	(20,860)
Incremental bonus related to transaction	—	—	—	—	—	—	4,814
Transaction related costs	—	5,871	1,094	—	1,688	6,965	2,013
Tax effect of adjustments	—	(1,392)	(257)	248	(601)	(1,401)	5,153
Adjusted net income available to common stockholders	$18,085	$13,454	$13,029	$11,055	$7,198	$55,623	$26,566
Dilutive effect of convertible preferred stock	—	195	193	190	194	578	774
Adjusted net income available to common stockholders - diluted	$18,085	$13,649	$13,222	$11,245	$7,392	$56,201	$27,340

Weighted average shares outstanding - diluted	26,979,949	26,991,830	26,315,878	21,560,524	21,518,469	25,480,513	20,000,288
Adjusted effects of assumed Preferred Stock conversion	—	—	—	—	—	—	—
Adjusted weighted average shares outstanding - diluted	26,979,949	26,991,830	26,315,878	21,560,524	21,518,469	25,480,513	20,000,288
Adjusted diluted earnings per common share	$0.67	$0.51	$0.50	$0.52	$0.34	$2.21	$1.37

Net income available to common stockholders	$18,085	$8,975	$12,192	$11,878	$6,111	$51,130	$35,446
Average tangible common equity	428,748	470,553	491,492	326,614	330,819	429,745	283,561
Return on average tangible common equity	16.73%	7.57%	9.95%	14.75%	7.33%	11.90%	12.50%

Adjusted efficiency ratio:
Net interest income	$64,881	$61,782	$53,257	$47,130	$45,796	$227,050	$155,684
Non-interest income	6,794	6,059	4,945	5,172	3,998	22,970	40,656
Operating revenue	71,675	67,841	58,202	52,302	49,794	250,020	196,340
Gain on sale of subsidiary	—	—	—	(1,071)	—	(1,071)	(20,860)
Adjusted operating revenue	$71,675	$67,841	$58,202	$51,231	$49,794	$248,949	$175,480
Non-interest expenses	$46,962	$48,946	$37,403	$34,042	$33,231	$167,353	$123,614
Incremental bonus related to transaction	—	—	—	—	—	—	(4,814)
Transaction related costs	—	(5,871)	(1,094)	—	(1,688)	(6,965)	(2,013)
Adjusted non-interest expenses	$46,962	$43,075	$36,309	$34,042	$31,543	$160,388	$116,787
Adjusted efficiency ratio	65.52%	63.49%	62.38%	66.45%	63.35%	64.43%	66.55%

Adjusted net non-interest expense to average assets ratio:
Non-interest expenses	$46,962	$48,946	$37,403	$34,042	$33,231	$167,353	$123,614
Incremental bonus related to transaction	—	—	—	—	—	—	(4,814)
Transaction related costs	—	(5,871)	(1,094)	—	(1,688)	(6,965)	(2,013)
Adjusted non-interest expenses	$46,962	$43,075	$36,309	$34,042	$31,543	$160,388	$116,787

Total non-interest income	$6,794	$6,059	$4,945	$5,172	$3,998	$22,970	$40,656
Gain on sale of subsidiary	—	—	—	(1,071)	—	(1,071)	(20,860)
Adjusted non-interest income	$6,794	$6,059	$4,945	$4,101	$3,998	$21,899	$19,796
Adjusted net non-interest expenses	$40,168	$37,016	$31,364	$29,941	$27,545	$138,489	$96,991
Average total assets	$4,488,918	$4,060,560	$3,628,960	$3,410,883	$3,181,697	$3,900,728	$2,844,916
Adjusted net non-interest expense to average assets ratio	3.55%	3.62%	3.47%	3.56%	3.43%	3.55%	3.41%

Total stockholders' equity	$636,607	$616,641	$607,225	$402,944	$391,698	$636,607	$391,698
Preferred stock liquidation preference	—	(9,658)	(9,658)	(9,658)	(9,658)	—	(9,658)
Total common stockholders' equity	636,607	606,983	597,567	393,286	382,040	636,607	382,040
Goodwill and other intangibles	(199,417)	(201,842)	(117,777)	(63,923)	(63,778)	(199,417)	(63,778)
Tangible common stockholders' equity	$437,190	$405,141	$479,790	$329,363	$318,262	$437,190	$318,262
Common shares outstanding	26,949,936	26,279,761	26,260,785	20,824,509	20,820,445	26,949,936	20,820,445
Tangible book value per share	$16.22	$15.42	$18.27	$15.82	$15.29	$16.22	$15.29

Total assets at end of period	$4,559,779	$4,537,102	$3,794,631	$3,405,010	$3,499,033	$4,559,779	$3,499,033
Goodwill and other intangibles	(199,417)	(201,842)	(117,777)	(63,923)	(63,778)	(199,417)	(63,778)
Adjusted total assets at period end	$4,360,362	$4,335,260	$3,676,854	$3,341,087	$3,435,255	$4,360,362	$3,435,255
Tangible common stockholders' equity ratio	10.03%	9.35%	13.05%	9.86%	9.26%	10.03%	9.26%

1)

Triumph uses certain non-GAAP financial measures to provide meaningful supplemental information regarding Triumph's operational performance and to enhance investors' overall understanding of such financial performance.  The non-GAAP measures used by Triumph include the following:

•

“Adjusted diluted earnings per common share” is defined as adjusted net income available to common stockholders divided by adjusted weighted average diluted common shares outstanding.  Excluded from net income available to common stockholders are material gains and expenses related to merger and acquisition-related activities, including divestitures, net of tax. In our judgment, the adjustments made to net income available to common stockholders allow management and investors to better assess our performance in relation to our core net income by removing the volatility associated with certain acquisition-related items and other discrete items that are unrelated to our core business.  Weighted average diluted common shares outstanding are adjusted as a result of changes in their dilutive properties given the gain and expense adjustments described herein.

•	"Tangible common stockholders' equity" is common stockholders' equity less goodwill and other intangible assets.
•	"Total tangible assets" is defined as total assets less goodwill and other intangible assets.
•

"Tangible book value per share" is defined as tangible common stockholders' equity divided by total common shares outstanding. This measure is important to investors interested in changes from period-to-period in book value per share exclusive of changes in intangible assets.

•

"Tangible common stockholders' equity ratio" is defined as the ratio of tangible common stockholders' equity divided by total tangible assets. We believe that this measure is important to many investors in the marketplace who are interested in relative changes from period-to period in common equity and total assets, each exclusive of changes in intangible assets.

•	"Return on Average Tangible Common Equity" is defined as net income available to common stockholders divided by average tangible common stockholders' equity.
•

"Adjusted efficiency ratio" is defined as non-interest expenses divided by our operating revenue, which is equal to net interest income plus non-interest income. Also excluded are material gains and expenses related to merger and acquisition-related activities, including divestitures. In our judgment, the adjustments made to operating revenue and non-interest expense allow management and investors to better assess our performance in relation to our core operating revenue by removing the volatility associated with certain acquisition-related items and other discrete items that are unrelated to our core business.

•

"Adjusted net non-interest expense to average total assets" is defined as non-interest expenses net of non-interest income divided by total average assets. Excluded are material gains and expenses related to merger and acquisition-related activities, including divestitures.  This metric is used by our management to better assess our operating efficiency.

2)	Performance ratios include discount accretion on purchased loans for the periods presented as follows:
	For the Three Months Ended					For the Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2018	2018	2018	2018	2017	2018	2017
Loan discount accretion	$1,411	$1,271	$3,637	$1,977	$1,697	$8,296	$7,071
3)	Asset quality ratios exclude loans held for sale, except for non-performing assets to total assets.
4)	Current quarter ratios are preliminary.

Source: Triumph Bancorp, Inc.

###

Investor Relations:

Luke Wyse

Senior Vice President, Finance & Investor Relations

lwyse@tbkbank.com

214-365-6936

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Amanda Tavackoli

Senior Vice President, Marketing & Communication

atavackoli@tbkbank.com

214-365-6930